 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 13, 2015
Brixmor Property Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Brixmor Operating Partnership LP (the “Operating Partnership"), is disclosing certain financial and related information. Brixmor Property Group Inc. is the sole owner of Brixmor OP GP LLC, the sole general partner of the Operating Partnership. The consolidated financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description
99.1
Combined Consolidated Financial Statements of Brixmor Operating Partnership LP as of December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012, the period from June 28, 2011 through December 31, 2011 and the period from January 1, 2011 through June 27, 2011

99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2013 and 2012, and years ended December 31, 2013 and 2012, the period from June 28, 2011 through December 31, 2011 and the period from January 1, 2011 through June 27, 2011

99.3	Condensed Consolidated Financial Statements of Brixmor Operating Partnership LP as of September 30, 2014 and December 31, 2013, and for the nine months ended September 30, 2014 and 2013

99.4	Management's Discussion and Analysis of Financial Condition and Results of Operations as of September 30, 2014 and December 31, 2013, and for the nine months ended September 30, 2014 and 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President and
General Counsel
Date: January 13, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1
Combined Consolidated Financial Statements of Brixmor Operating Partnership LP as of December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012, the period from June 28, 2011 through December 31, 2011 and the period from January 1, 2011 through June 27, 2011

99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2013 and 2012, and years ended December 31, 2013 and 2012, the period from June 28, 2011 through December 31, 2011 and the period from January 1, 2011 through June 27, 2011

99.3	Condensed Consolidated Financial Statements of Brixmor Operating Partnership LP as of September 30, 2014 and December 31, 2013, and for the nine months ended September 30, 2014 and 2013

99.4	Management's Discussion and Analysis of Financial Condition and Results of Operations as of September 30, 2014 and December 31, 2013, and for the nine months ended September 30, 2014 and 2013